EXHIBIT 10.34

                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT
                   -------------------------------------------


         THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT ("Agreement") is made as of the 17th day of August, 2007 by and among INTRAOP MEDICAL CORPORATION, a Nevada corporation (the "Company"), and the other Persons set forth on the Schedule of Purchasers attached hereto (each an "Investor" and collectively the "Investors").

                                    Recitals

                  A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act");

                  B. The Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, at the First Closing (as defined below) and upon the terms and subject to the conditions set forth in this Agreement, an aggregate of 42,081,556 shares (the "Initial Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), and warrants to purchase an aggregate of 165,589,736 shares of Common Stock, in substantially the form of Appendix A (the "Investor Warrants"), for an aggregate purchase price of $3,766,524.48 (the "Initial Purchase Price");

                  C. The Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, at the Second Closing (as defined below) and upon the terms and subject to the conditions set forth in this Agreement, an aggregate of 20,418,444 shares (the "Additional Shares" and, together with the Initial Shares, the "Shares") of Common Stock for an aggregate purchase price of $1,633,475.52 (the "Additional Purchase Price");

                  D. Contemporaneous with the First Closing, the parties hereto will execute and deliver a Rights Agreement, in substantially the form of Appendix B (the "Rights Agreement"), pursuant to which the Company will agree to provide certain registration rights under the Securities Act, certain rights of participation and certain covenants regarding the nomination of candidates for election to the board of directors of the Company (the "Board"); and

                  E. This Agreement shall be binding upon the Company and the Investors only upon delivery of the signatures pages hereto by the Company and the Investors.


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                                    Agreement

                  In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

                  "Affiliate" means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such Person.

                  "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

                  "Company Warrant Repricing Agreement" means the agreement, in substantially the form of Appendix C, dated the First Closing Date by and among the Company and the holders of the Company Warrants pursuant to which the exercise price of such warrants is adjusted to $0.08 per share of Common Stock.

                  "Company Warrants" means those warrants held by the holders listed on Exhibit A to the Company Warrant Repricing Agreement.

                  "Confidential Information" means trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, processes, procedures and techniques, research and development information, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and supplier lists and related information).

                  "Debenture Conversion and Purchase and Warrant Cancellation Agreement" means the agreement, in substantially the form of Appendix D, dated the First Closing Date by and among the Company, the Investors and the Debenture Holders pursuant to which (i) the Debenture Holders will agree to convert those certain 7% convertible debentures dated August 31, 2005, October 25, 2005, October 31, 2005 and November 4, 2005 set forth on Exhibit A thereof into the Debenture Shares in complete satisfaction of all outstanding principal and interest on such debentures, (ii) the Investors will agree to purchase 10,178,571 shares of Common Stock held by the Debenture Holders on the First Closing Date for an aggregate purchase price of $1,280,000, (iii) the Existing Investors will agree to terminate an aggregate of 9,576,531 warrants held by them as of the First Closing Date and set forth on Exhibit C thereof in exchange for the Debenture Warrants and (iv) the holders of the Debenture Warrants will agree to exercise such warrants in full at the Second Closing.

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                  "Debenture  Holders"  means  holders  of  the  7%  convertible debentures dated August 31, 2005, October 25, 2005 and November 4, 2005 issued by the Company set forth on Exhibit A to the Debenture Conversion and Purchase and Warrant Cancellation Agreement.

                  "Debenture Shares" means an aggregate of 20,178,571 shares of the Company's Common Stock issuable upon conversion of the Debentures.

                  "Debenture Warrants" means the warrants to purchase an aggregate of 21,656,663 shares of Common Stock issued to the Debenture Holders pursuant to the Debenture Conversion and Purchase and Warrant Cancellation Agreement.

                  "Equity Incentive Plan" means the Company's 2005 Equity Incentive Plan.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Existing Investors" means the January Noteholders and the Debenture Holders.

                  "Hultquist Warrant" means the warrant to purchase 9,530,732 shares issued to Hultquist Capital LLC.

                  "Insider Indebtedness" means certain indebtedness and payables of the Company set forth on Exhibit A to the Insider Indebtedness Conversion Agreement.

                  "Insider Indebtedness Conversion Agreement" means the agreement, in substantially the form of Appendix E, dated the First Closing Date by and among the Company and the Insiders pursuant to which the Insiders will agree to retire the Insider Indebtedness in exchange for the Insider Warrants in complete satisfaction of all outstanding principal and interest on such indebtedness.

                  "Insider Warrants" means the warrants to purchase 19,933,388 shares of Common Stock issued to the Insiders pursuant to the Insider Indebtedness Conversion Agreement.

                  "Insiders" means the holders of certain indebtedness and payables of the Company as set forth on Exhibit A to the Insider Indebtedness Conversion Agreement.

                  "Intellectual Property" means all of the following: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing;
(iii) copyrights and copyrightable works; and (iv) registrations, applications and renewals for any of the foregoing.

                  "January Bridge Note Conversion and Warrant Purchase Agreement" means the agreement, in substantially the form of Appendix F, dated the First Closing Date by and among the Company and the January Noteholders pursuant to which (i) the January Noteholders will agree to retire those certain debentures dated January 10, 2007 set forth on Exhibit A thereto in exchange for an aggregate payment of $400,000 and the January Bridge Note Warrants in complete satisfaction of all outstanding principal and interest on such debentures.

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                  "January  Bridge Note Warrants" means the warrants to purchase
5,000,000 shares of Common Stock issued to the January Noteholders pursuant to the January Bridge Note Conversion Agreement.

                  "January Noteholders" means the holders of certain debentures dated January 10, 2007 set forth on Exhibit A to the January Bridge Note Conversion and Warrant Purchase Agreement.

                  "Knowledge" means the actual knowledge of the officers and directors of the Company, provided that such persons shall have made due and diligent inquiry of all relevant employees of the Company whom such executive officers and directors should reasonably believe would have actual knowledge of the matters represented.

                  "Material Adverse Effect" means an event, change or occurrence that, individually or together with any other event, change or occurrence, has a material adverse impact on the financial position, business, results of operations or prospects of the Company and its Subsidiaries, taken as a whole.

                  "MCR Capital Warrant" means the warrant to purchase 1,250,000 shares of Common Stock issued to MCR Capital Corp.

                  "Nasdaq" means The Nasdaq Stock Market, Inc.

                  "Officer and Director Warrant Purchase Agreement" means the agreement, in substantially the form of Appendix G, dated the First Closing Date by and among the Company and the Officers and Directors pursuant to which the Officers and Directors will agree to purchase, and the Company will agree to issue, the Officer and Director Warrants for an aggregate purchase price of $92,000.

                  "Officer and Director Warrants" means the warrants to purchase 1,150,000 shares of Common Stock issued to the Officers and Directors pursuant to the Officer and Director Warrant Purchase Agreement.

                  "Officers and Directors " means Keith Jacobsen, Stephen L. Kessler, John Matheu, Donald A. Goer and Thomas Cook.

                  "Other  Warrants"  means (i) the January Bridge Note Warrants,
(ii) the Debenture Warrants, (iii) the Insider Warrants, (iv) the Officer and Director Warrants, (v) the Hultquist Warrant and (vi) the MCR Capital Warrant, each of which shall be substantially in the form of Appendix H.

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                  "Permitted   Liens"  means  (i)  mechanics',   carriers',   or
workmen's, repairmen's or similar liens arising or incurred in the ordinary course of business, (ii) liens for taxes, assessments and other governmental charges that are not due and payable or which may hereafter be paid without penalty or which are being contested in good faith by appropriate proceedings, and (iii) other imperfections of title or encumbrances, if any, that do not, individually or in the aggregate, materially impair the use or value of the property to which they relate.

                  "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

                  "Registration Statement" has the meaning set forth in the Rights Agreement.

                  "Securities" means the Shares, the Investor Warrants and the Warrant Shares.

                  "Transaction Documents" means (i) this Agreement, (ii) the Rights Agreement, (iii) the Investor Warrants, (iv) the January Bridge Note Conversion and Warrant Purchase Agreement, (v) the Debenture Conversion and Purchase and Warrant Cancellation Agreement, (vi) the Insider Indebtedness Conversion Agreement, (vii) the Officer and Director Warrant Purchase Agreement,
(viii) the Company Warrant Repricing Agreement and (ix) the Other Warrants.

                  "Warrant Shares" mean the shares of Common Stock issuable upon exercise of the Investor Warrants.

         2. Purchase and Sale of the Shares and the Investor Warrants.

                  2.1 Initial Shares and Investor Warrants. Upon the terms and subject to the conditions set forth in this Agreement, at the First Closing, each of the Investors shall, severally and not jointly, purchase, and the Company shall sell and issue to the Investors, the Initial Shares and the Investor Warrants in the respective amounts and at the respective purchase prices set forth on the Schedule of Purchasers attached hereto (the "Schedule of Purchasers").

                  2.2 Additional Shares. Upon the terms and subject to the conditions set forth in this Agreement, at the Second Closing, each of the Investors shall, severally and not jointly, purchase, and the Company shall sell and issue to the Investors, the Additional Shares in the respective amounts and at the respective purchase prices set forth on the Schedule of Purchasers.

         3. Closings.

                  3.1 First Closing. The purchase and sale of the Initial Shares and the Investor Warrants pursuant to Section 2.1 (the "First Closing") shall take place at the offices of Cooley Godward Kronish LLP, 380 Interlocken Crescent, Suite 900, Broomfield, Colorado 80021 ("Cooley") on the date hereof, or at such other location and on such other date as the Company and the Investors shall mutually agree (such date is hereinafter referred to as the "First Closing Date").

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                  3.2 Second  Closing.  The purchase and sale of the  Additional
Shares pursuant to Section 2.2 (the "Second Closing" and, together with the First Closing, the "Closings") shall take place at the offices at Cooley at any time on or before the seventh day following the satisfaction of the conditions set forth in Section 6.2 hereof, or at such other location and on such other date as the Company and the Investors shall mutually agree (such date is hereinafter referred to as the "Second Closing Date").

         4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that, except as set forth in the schedules delivered herewith (collectively, the "Disclosure Schedules"):

                  4.1      Organization, Good Standing and Qualification.

                           (a) The  Company  is a  corporation  duly  organized,
validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification necessary, except where the failure to so qualify, individually or in the aggregate, would not have a Material Adverse Effect. To the Company's Knowledge, no proceeding has been instituted in any jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail, such power and authority or qualification.

                           (b)  Each   subsidiary   of  the   Company   (each  a
"Subsidiary"  and  collectively  the   "Subsidiaries")  is  a  corporation  duly
organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. Each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification necessary, except where the failure to so qualify, individually or in the aggregate, would not have a Material Adverse Effect. To the Company's Knowledge, no proceeding has been instituted in any jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail, such power and authority or qualification.

                  4.2 Authorization. The Company has full corporate power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents to which it is a party, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder and (iii) the authorization, issuance, sale and delivery of the Securities. The Transaction Documents to which it is a party constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally.

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                  4.3      Capitalization.

                           (a) Schedule 4.3 sets forth as of the date hereof (a)
the authorized capital stock of the Company; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock available for issuance pursuant to the Company's stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company. Schedule 4.3 also identifies the warrants to purchase shares of Common Stock and indebtedness of the Company that are outstanding as of the date hereof and that will remain outstanding immediately following the First Closing and the application of the proceeds received in connection therewith. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. No Person is entitled to preemptive or similar statutory or contractual rights with respect to any securities of the Company. There are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements under which the Company is obligated to issue equity securities. Except as contemplated under this Agreement, there are no contracts, commitments, understandings or arrangements by which the Company is bound to issue additional shares of capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except as provided in the Rights Agreement, no Person has the right to require the Company to register any securities of the Company under the Securities Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person. The issue and sale of the Securities will not result in the right of any holder of Company securities to adjust the exercise, conversion or exchange price under such securities.

                           (b) The Company owns all of the  outstanding  capital
stock of each Subsidiary free from liens, encumbrances and defects. All of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive rights. No Person is entitled to preemptive or similar statutory or contractual rights with respect to any securities of any Subsidiary. There are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements under which (i) any Subsidiary is obligated to issue additional shares of its capital stock or options, securities or rights convertible into shares of capital stock of such Subsidiary or (ii) the Company is obligated to sell or otherwise dispose of shares of any Subsidiary's capital stock held by it.

                  4.4 Valid Issuance. The Securities have been duly and validly authorized. The Shares, when issued and paid for pursuant to this Agreement (and subject, in the case of the Additional Shares, to stockholder approval and filing of an amendment to the Company's Amended and Restated Articles of Incorporation authorizing an increase in the number of shares of Common Stock issuable by the Company to 500,000,000 (as adjusted for stock splits, combinations or other similar transactions)), will be validly issued, fully paid and nonassessable, and will be free of encumbrances and restrictions (other than those created by the Investors), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. The Warrant Shares have been reserved for issuance, subject to stockholder approval and filing of an amendment to the Company's Amended and Restated Articles of Incorporation authorizing an increase in the number of shares of Common Stock issuable by the Company to 500,000,000 (as adjusted for stock splits, combinations or other similar transactions), and, upon issuance pursuant to the Warrants, will be validly issued, fully paid and nonassessable.

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                  4.5 Consents.  The execution,  delivery and performance by the
Company of the Transaction Documents to which it is a party and the offer, issuance and sale of the Securities requires no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods.

                  4.6 Delivery of SEC Filings. The Company has made available to the Investors, through the EDGAR system, true and complete copies of (a) the Company's Annual Report on Form 10-KSB filed with the SEC on December 22, 2006, including all exhibits thereto and documents incorporated by reference therein,
(b) the Company's Quarterly Reports on Form 10-QSB for the quarters ended December 31, 2006 and March 31, 2007, filed with the SEC, respectively, on February 14, 2007 and May 14, 2007, including all exhibits thereto and documents incorporated by reference therein and (c) the Company's Current Reports on Form 8-K filed with the SEC on October 6, 2006, November 2, 2006, November 15, 2006, January 10, 2007, February 1, 2007, February 2, 2007, March 20, 2007 and April 13, 2007, including all exhibits thereto and documents incorporated by reference therein (together, the "SEC Filings"). The SEC Filings are the only periodic filings required of the Company pursuant to the Exchange Act from September 30, 2006, through the date hereof.

                  4.7 Use of Proceeds. The net proceeds of the sale of the Shares and the Investor Warrants hereunder shall be used by the Company for general working capital purposes, including, but not limited to, the purposes set forth on Schedule 4.3.

                  4.8 No Material Adverse Change. Since March 31, 2007, there has not been:

                           (a)   any   change   in  the   consolidated   assets,
liabilities, financial condition or operating results of the Company or any Subsidiary from that reflected in the financial statements included in the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2007, except for changes in the ordinary course of business which would not have, individually or in the aggregate, a Material Adverse Effect;

                           (b) any  declaration  or payment of any dividend,  or
any authorization or payment of any distribution, on any of the capital stock of the Company or any Subsidiary, or any redemption or repurchase of any securities of the Company or any Subsidiary (other than in connection with a termination of employment);

                           (c) any material  damage,  destruction or loss to any
assets or properties of the Company or any Subsidiary;

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

                           (d)  any  waiver,  not  in  the  ordinary  course  of
business, by the Company or any Subsidiary of a material right or of a material debt owed to it;

                           (e)  any  change  or  amendment  to the  Articles  of
Incorporation or similar organizational documents, as applicable, or Bylaws of the Company or any Subsidiary, or change to any material contract or arrangement by which the Company or any Subsidiary is bound or to which its assets or properties is subject;

                           (f) any material  labor  difficulties  or labor union
organizing   activities  with  respect  to  employees  of  the  Company  or  any
Subsidiary;

                           (g) any  transaction  entered  into by the Company or
any Subsidiary other than in the ordinary course of business;

                           (h) the loss of the services of any key employee,  or
material change in the composition or duties of the senior management of the Company or any Subsidiary; or

                           (i) any other  event or  condition  of any  character
that has had or would reasonably be expected to have a Material Adverse Effect.

                  4.9 SEC Filings. At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the Exchange Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                  4.10 No Conflict, Breach, Violation or Default. Neither the execution, delivery and performance by the Company of the Transaction Documents to which it is a party nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale of the Securities in conformance with the Transaction Documents) will conflict with or result in violation of any of the terms and provisions of the Articles of Incorporation or similar organizational documents, as applicable, or Bylaws of the Company or any Subsidiary, both as in effect on the date hereof or will give rise to the right to terminate or accelerate the due date of any payment under or conflict with or result in a breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under or result in the execution or imposition of any lien, charge or encumbrance upon the properties or assets of the Company or any Subsidiary pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of its assets or properties is subject or any license, permit, statute, rule, regulation, judgment, decree or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of its assets or properties, other than a conflict, breach or default that would not have a Material Adverse Effect.

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                  4.11 Tax Matters.  Each of the Company and each Subsidiary has timely prepared and filed all tax returns required to have been filed by it with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it, except as would not have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and each Subsidiary in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or any Subsidiary. All taxes and other assessments and levies that the Company or any Subsidiary are required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or, to the Company's Knowledge, threatened against the Company or any Subsidiary or any of their respective assets or property, other than Permitted Liens. There are no tax audits or investigations pending, which if adversely determined would result in a Material Adverse Effect. There are no outstanding tax sharing agreements or other such arrangements between the Company or any Subsidiary and any other Person. Neither the Company nor any Subsidiary has any deferred compensation arrangements or has paid (or is required to pay) any deferred compensation which would be subject to Section 409A of the Internal Revenue Code.

                  4.12 Title to Properties. Each of the Company and each Subsidiary has good and marketable title to all properties and assets owned by it, in each case free from liens, encumbrances and defects, other than Permitted Liens. The Company and each Subsidiary hold any leased real or personal property under valid and enforceable leases. Neither the Company nor any Subsidiary owns any real property.

                  4.13  Certificates,  Authorities  and  Permits.  Each  of  the
Company and each Subsidiary possesses adequate certificates, approvals, authorities or permits ("Permits") issued by governmental agencies or bodies necessary to own, lease and license its assets and properties and conduct the business now operated by it, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect. Each of the Company and each
Subsidiary has performed in all material respects all of its material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time, would allow, revocation or termination thereof. Neither the Company nor any Subsidiary has received any written notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or such Subsidiary, would, individually or in the aggregate, have a Material Adverse Effect.

                  4.14     Labor Matters.

                           (a) Neither the Company nor any Subsidiary is a party
to or bound by any collective bargaining agreement. Neither the Company nor any Subsidiary has violated in any material respect any laws, regulations, orders or contract terms, affecting the collective bargaining rights of employees, labor organizations or any laws, regulations or orders affecting employment discrimination, equal opportunity employment or employees' health, safety, welfare, wages and hours.

                           (b) (i) There are no labor disputes  existing,  or to
the Company's Knowledge, threatened, involving strikes, slow-downs, work stoppages, job actions, disputes, lockouts or any other disruptions of or by the employees of the Company or any Subsidiary, (ii) there are no unfair labor practices or petitions for election pending or, to the Company's Knowledge, threatened before the National Labor Relations Board or any other federal, state or local labor commission relating to the employees of the Company or any Subsidiary, (iii) no demand for recognition or certification heretofore made by any labor organization or group of employees is pending with respect to the Company or any Subsidiary and (iv) to the Company's Knowledge, each of the Company and each Subsidiary enjoys good labor and employee relations with its employees.

                           (c) Each of the  Company  and each  Subsidiary  is in
compliance in all material respects with applicable laws respecting employment (including laws relating to classification of employees and independent contractors) and employment practices, terms and conditions of employment, wages and hours, and immigration and naturalization. No claims are pending against the Company or any Subsidiary before the Equal Employment Opportunity Commission or any other administrative body or in any court asserting any violation of Title VII of the Civil Rights Act of 1964, the Age Discrimination Act of 1967, 42 U.S.C. ss.ss. 1981 or 1983 or any other federal, state or local law, statute or ordinance barring discrimination in employment.

                           (d) Neither the Company nor any Subsidiary is a party
to, or bound by, any employment or other contract or agreement that contains any severance, termination pay or change of control liability or obligation, including, without limitation, any "excess parachute payment," as defined in
Section 280G(b) of the Internal Revenue Code of 1986, as amended.

                  4.15     Intellectual Property.

                           (a) All Intellectual Property of the Company is valid
and enforceable. No Intellectual Property owned or licensed by the Company or any Subsidiary that is necessary for the conduct of the business of the Company and the Subsidiaries as currently conducted or as proposed to be conducted as described in the SEC Filings is involved in any cancellation, dispute or litigation, and, to the Company's Knowledge, no such action is threatened. No issued patent owned by the Company or any Subsidiary is involved in any interference, reissue, re-examination or opposition proceeding.

                           (b) All of the in-bound  licenses and sublicenses and
consent, royalty or other agreements concerning Intellectual Property that are necessary for the conduct of the business of the Company and the Subsidiaries as currently conducted and as proposed to be conducted as described in the SEC Filings to which the Company or any Subsidiary is a party (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $50,000 per license) (collectively, "In-Bound License Agreements") are valid and binding obligations on the Company or such Subsidiary, as applicable, and, to the Company's Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally, and neither the Company nor any Subsidiary is in material breach of any of its obligations under any such In-Bound License Agreements.

                           (c) Each of the Company and each  Subsidiary  owns or
has the valid right to use all of the Intellectual Property that is necessary for the conduct of its business as currently conducted and as proposed to be conducted as described in the SEC Filings and for the ownership, maintenance and operation of the Company's properties and assets, free and clear of all liens, encumbrances, adverse claims (in each case, other than Permitted Liens) or, with respect to Intellectual Property owned by the Company or any Subsidiary, obligations to license such Intellectual Property, other than licenses of the Intellectual Property owned by the Company or such Subsidiary that are entered into in the ordinary course of its business. To the Company's Knowledge, each of the Company and each Subsidiary has a valid and enforceable right to use all third party Intellectual Property and Confidential Information used or held for use in its business.

                           (d) The  conduct of the  business  of the Company and
the Subsidiaries as currently conducted or as proposed to be conducted as described in the SEC Filings, the use or exploitation of any Intellectual Property owned by the Company or any Subsidiary, or to the Company's Knowledge, the use or exploitation of any Intellectual Property licensed by the Company or any Subsidiary does not infringe, misappropriate or otherwise materially impair or conflict with (collectively, "Infringe") any Intellectual Property rights of any third party and the Intellectual Property owned by the Company or any Subsidiary which is necessary for the conduct of the business of the Company and the Subsidiaries as currently conducted or as proposed to be conducted as set forth in the SEC Filings is not being Infringed by any third party. There is no litigation, court order, claim or assertion pending or outstanding or, to the Company's Knowledge, threatened, that seeks to limit or challenge the ownership, use, validity or enforceability of any Intellectual Property owned or licensed by the Company or any Subsidiary or their respective use of any Intellectual Property owned by a third party.

                           (e) The consummation of the transactions contemplated
hereby and by the other Transaction Documents will not result in the (i) loss, material impairment of or material restriction on any of the Intellectual Property or Confidential Information owned by the Company or any Subsidiary which is necessary for the conduct of its business as currently conducted or as proposed to be conducted as set forth in the SEC Filings or (ii) material breach of any In-Bound License Agreement.

                           (f) Each of the Company and each Subsidiary has taken
reasonable steps to protect its respective rights in its Intellectual Property and Confidential Information. Each employee and consultant who has access to the Confidential Information of the Company or any Subsidiary necessary for the conduct of its business as currently conducted has executed an agreement to maintain the confidentiality of such Confidential Information. To the Company's Knowledge, and except pursuant to non-disclosure agreements entered into between the Company or a Subsidiary and third parties in the ordinary course of business, there has been no disclosure of the Intellectual Property or Confidential Information of the Company or any Subsidiary to any third party. To the Company's Knowledge, there have been no misappropriations or infringements by any Person of any Intellectual Property used in the conduct or operation of the business of the Company or any Subsidiary.

                  4.16 Environmental Matters. Neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"). Neither the Company nor any Subsidiary owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. There is no pending or, to the Company's Knowledge, threatened investigation that might lead to such a claim.

                  4.17 Litigation. There are no pending or, to the Company's Knowledge, threatened actions, suits, proceedings, inquiries or investigations against or affecting the Company or any Subsidiary or any of their properties or any of the Company's or any Subsidiary's officers and directors in their capacities as such.

                  4.18 Financial Statements. The financial statements included in each SEC Filing present fairly, in all material respects, the financial position of the Company as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis ("GAAP") (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-QSB under the Exchange Act). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, the Company has not incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent with past practices since the date of such financial statements, none of which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

                  4.19 Insurance Coverage. Each of the Company and each Subsidiary maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company and the Subsidiaries.

                  4.20 Compliance with OTC Bulletin Board Continued Eligibility Requirements. The Company is in compliance with applicable OTC Bulletin Board continued eligibility requirements. The Company has not received any written notice with respect to the ineligibility of the Common Stock from trading on the OTC Bulletin Board.

                  4.21 Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

                  4.22 No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

                  4.23 No Integrated Offering. Neither the Company nor any Person acting on its behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the Securities Act or would be integrated under the Nasdaq Marketplace Rules.

                  4.24  Private  Placement.  Subject  to the  accuracy  of  each
Investor's  representations  in  Section  5  hereof,  the  offer and sale of the
Securities to the Investors as contemplated hereby is exempt from the registration requirements of the Securities Act.

                  4.25 Questionable Payments. Neither the Company nor any Subsidiary nor, to the Company's Knowledge, any of their directors, officers, employees, agents or other Persons acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with its business: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; or
(e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

                  4.26 Transactions with Affiliates. None of the officers or directors of the Company or any Subsidiary and, to the Company's Knowledge, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company's Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  4.27 Internal Controls.  The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company. Each of the Company and each Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company and each Subsidiary is made known to the certifying officers by others within those entities. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the internal controls (as such term is defined in Item 307(b) of Regulation S-B) of the Company or any Subsidiary or, to the Company's Knowledge, in other factors that could significantly affect such internal controls. The books, records and accounts of the Company and each Subsidiary accurately and fairly reflect, in all material respects, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and each Subsidiary. Each of the Company and each Subsidiary maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the Exchange Act.

                  4.28 Independent Accountants. PMB Helin Donovan, LLP is the Company's independent registered public accounting firm as required by the Exchange Act, and the rules and regulations of the SEC thereunder.

                  4.29 Investment Company. The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  4.30 Regulatory Compliance. Neither the Company nor any Subsidiary is in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, except as would not have a Material Adverse Effect. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement or the issuance of the Shares or the Warrant Shares, except such as have been duly and validly obtained or filed, or with respect to any filings that must be made after the applicable Closing, as will be filed in a timely manner.

                  4.31 Market Stabilization. The Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in, or that has constituted or that might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Securities.

                  4.32 Material Contracts. All material documents, contracts or other agreements of the Company and any Subsidiary required to be filed with the SEC have been filed with the SEC and are included in the exhibits to the SEC Filings. The description of the contracts, documents or other agreements contained in the SEC Filings (as the case may be) reflect in all material respects the terms of the underlying contract, document or other agreement. Each such contract, document or other agreement is in full force and effect and is valid and enforceable by and against the Company or the applicable Subsidiary, as applicable, in accordance with its terms. Neither the Company nor any Subsidiary is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would result in a Material Adverse Effect.

                  4.33 Application of Takeover Protections. The Company and the Board have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Articles of Incorporation or the laws of the State of Nevada that are or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Investors' ownership of the Securities.

                  4.34 FDA. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration ("FDA") under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder ("FDCA") that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any Subsidiary (each such product, a "Pharmaceutical Product"), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the Company's Knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any Subsidiary, and neither the Company nor any Subsidiary has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of an Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising of sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any Subsidiary, (iv) enjoins production at any facility of the Company or any Subsidiary, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any Subsidiary, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any Subsidiary, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. Neither the Company nor any Subsidiary has been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company or any Subsidiary nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company or any Subsidiary.

         5. Representations and Warranties of the Investors. Each of the Investors hereby, severally and not jointly, represents and warrants to the Company that:

                  5.1 Organization and Existence. Such Investor is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to invest in the Securities pursuant to this Agreement.

                  5.2 Authorization. The execution, delivery and performance by such Investor of the Transaction Documents to which it is a party have been duly authorized. Each Transaction Document to which it is a party has been duly executed by such Investor, and when delivered by such Investor in accordance with the terms hereof, will constitute the valid and legally binding obligations of such Investor, enforceable against such Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

                  5.3 Purchase Entirely for Own Account. The Securities to be received by such Investor hereunder will be acquired for such Investor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act.

                  5.4 Investment Experience. Such Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities contemplated hereby.

                  5.5 Disclosure of Information. Such Investor has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. Such Investor acknowledges receipt of copies of the SEC Filings.

                  5.6 Restricted Securities. Such Investor understands that the Securities are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

                  5.7 Legends. It is understood that, except as provided below, certificates evidencing the Securities may bear the following or any similar legend:

                  (a) "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144(K), OR
(III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS."

                  (b) If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

                  5.8 Accredited Investor. Such Investor is an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act.

                  5.9 No General Solicitation. Such Investor did not learn of the investment in the Securities as a result of any public advertising or general solicitation.

                  5.10 Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

         6. Conditions to the Closings.

                  6.1      Conditions to the First Closing.

                           (a)  Conditions to the  Investors'  Obligations.  The
obligation of each Investor to purchase the Initial Shares and the Investor Warrants at the First Closing is subject to the satisfaction, on or prior to the First Closing Date, of the following conditions, any of which may be waived by such Investor (as to itself only):

                                    (i) The  representations and warranties made
by the Company in Section 4 hereof shall be true and correct on the date hereof and on the First Closing Date (except to the extent any such representation or warranty expressly speaks as of a specific date, in which case such representation or warranty shall be true and correct as of such date). The Company shall have performed all obligations and covenants herein required to be performed by it on or prior to the First Closing Date. The Company shall have delivered a certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the First Closing Date, certifying to the fulfillment of the condition specified in this Section 6.1(a)(i).

                                    (ii) The Company shall have obtained any and
all consents, permits, approvals, registrations and waivers necessary or appropriate for the purchase and sale of the Initial Shares and the Investor Warrants and the consummation of the other transactions contemplated by the Transaction Documents to be consummated on or prior to the First Closing Date, including, without limitation, any necessary stockholder consent, all of which shall be in full force and effect.

                                    (iii) The Company,  the Existing  Investors,
the Insiders, and the Officers and Directors shall have executed and delivered the Transaction Documents to which they are a party and performed all actions required to be taken by them prior to the First Closing pursuant to the Transaction Documents, and each of the Transaction Documents shall be in full force and effect.

                                    (iv) No judgment,  writ, order,  injunction,
award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated by the Transaction Documents.

                                    (v)  The  Company  shall  have  delivered  a
certificate, executed on behalf of the Company by its Secretary, dated as of the First Closing Date, certifying the resolutions adopted by the Board approving the transactions contemplated by the Transaction Documents, certifying the current versions of the Articles of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of Persons signing the Transaction Documents and related documents on behalf of the Company.

                                    (vi) The  Investors  shall have  received an
opinion from Hanson, Bridgett, Marcus, Vlahos & Rudy, LLP, dated as of the First Closing Date, in substantially the form of Appendix I.

                                    (vii) No stop order or suspension of trading
shall have been imposed by Nasdaq, the OTC Bulletin Board, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock. The Company shall not have received notice of the ineligibility of the Common Stock for trading on the OTC Bulletin Board or that it is violation of any Nasdaq, OTC Bulletin Board or SEC rule, regulation or interpretation which could lead to such ineligibility.

                                    (viii) The Company shall have  delivered (i)
to its transfer agent irrevocable instructions to issue and deliver to each Investor (or in such nominee name(s) as designated by such Investor in writing) certificates evidencing such number of Initial Shares as set forth on the signature pages to this Agreement and (ii) duly executed Investor Warrants to the Investors.

                                    (ix) All agreements that require the Company
to register any securities of the Company under the Securities Act shall have been terminated, which shall include those certain Registration Rights Agreements dated August 31, 2005, October 25, 2005 and January 10, 2007 by and among the Company and the other parties thereto.

                                    (x) Subject to the  occurrence  of the First
Closing, the Board shall have been reconstituted such that it is comprised of the following members: Rawleigh Ralls, Oliver Janssen, Greg Koonsman, John Powers, Michael Friebe, Keith Jacobsen and Steve Kessler.

                                    (xi) Subject to the  occurrence of the First
Closing, the Board shall have adopted resolutions to set the size of the Board at seven, which resolutions shall remain in full force and effect.

                           (b)  Conditions to  Obligations  of the Company.  The
Company's obligation to sell and issue the Initial Shares and the Investor Warrants at the First Closing is subject to the satisfaction on or prior to the First Closing Date of the following conditions, any of which may be waived by the Company:

                                    (i) The  representations and warranties made
by the Investors in Section 5 hereof shall be true and correct in all material respects when made and as of the First Closing Date with the same force and effect as if they had been made on and as of said date (except to the extent any such representation or warranty expressly speaks as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such specific date).

                                    (ii) The Company shall have obtained any and
all consents, permits, approvals, registrations and waivers necessary or appropriate for the purchase and sale of the Initial Shares and the Investor Warrants and the consummation of the other transactions contemplated by the Transaction Documents to be consummated on or prior to the First Closing Date, including, without limitation, any necessary stockholder consent, all of which shall be in full force and effect.

                                    (iii) The Investors  shall have executed and
delivered this Agreement and the Rights Agreement.

                                    (iv) No judgment,  writ, order,  injunction,
award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated by the Transaction Documents.

                                    (v) The Investors  shall have  delivered the
Initial Purchase Price to the Company.

                                    (vi)  The  Investors  shall  have  purchased
10,178,571 Debenture Shares from the Existing Investors in accordance with the terms of the Debenture Conversion and Purchase and Warrant Cancellation Agreement.

                  6.2      Conditions to the Second Closing.

                           (a)  Conditions to the  Investors'  Obligations.  The
obligation of each Investor to purchase the Additional Shares at the Second Closing is subject to the satisfaction, on or prior to the Second Closing Date, of the following conditions, any of which may be waived by such Investor (as to itself only):

                                    (i) The  representations and warranties made
by the Company in Section 4 hereof shall be true and correct in all material respects on the date hereof and on the Second Closing Date (except to the extent any such representation or warranty expressly speaks as of a specific date, in which case such representation or warranty shall be true and correct as of such date). The Company shall have performed all obligations and covenants herein required to be performed by it on or prior to the Second Closing Date. The Company shall have delivered a certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Second Closing Date, certifying to the fulfillment of the condition specified in this Section 6.2(a)(i).

                                    (ii) The Company shall have obtained any and
all consents, permits, approvals, registrations and waivers necessary or appropriate for the purchase and sale of the Additional Shares and the consummation of the other transactions contemplated by the Transaction Documents to be consummated on or prior to the Second Closing Date, including, without limitation, any necessary stockholder consent, all of which shall be in full force and effect.

                                    (iii) The Company,  the Existing  Investors,
the Insiders and the Officers and Directors shall have performed all actions required to be taken by them prior to the Second Closing pursuant to the Transaction Documents, and each of the Transaction Documents shall be in full force and effect.

                                    (iv) No judgment,  writ, order,  injunction,
award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated by the Transaction Documents.

                                    (v)  The  Company  shall  have  delivered  a
certificate, executed on behalf of the Company by its Secretary, dated as of the Second Closing Date, certifying the resolutions adopted by the Board approving the transactions contemplated by the Transaction Documents, certifying the current versions of the Articles of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of Persons signing the Transaction Documents and related documents on behalf of the Company.

                                    (vi) The  Investors  shall have  received an
opinion from Hanson, Bridgett, Marcus, Vlahos & Rudy, LLP, dated as of the Second Closing Date, in substantially the form of Appendix I.

                                    (vii) No stop order or suspension of trading
shall have been imposed by Nasdaq, the OTC Bulletin Board, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock. The Company shall not have received notice of the ineligibility of the Common Stock for trading on the OTC Bulletin Board or that it is violation of any Nasdaq, OTC Bulletin Board or SEC rule, regulation or interpretation which could lead to such ineligibility.

                                    (viii) The Company  shall have  delivered to
its transfer agent irrevocable instructions to issue and deliver to each Investor (or in such nominee name(s) as designated by such Investor in writing) certificates evidencing such number of Additional Shares as set forth on the signature pages to this Agreement.

                                    (ix) The  Company  shall  have  approved  an
increase in the shares available for grant under the Equity Incentive Plan by a total of 22,062,664 shares of Common Stock, such that the available pool under its the Equity Incentive Plan immediately following the Second Closing shall equal 25,659,664 shares of Common Stock.

                                    (x) The  stockholders  of the Company  shall
have approved an increase in number of shares of Common Stock authorized under the Company's Articles of Incorporation to 500,000,000 shares (as adjusted for stock splits, combinations or other similar transactions).

                                    (xi)  Since the First  Closing  Date,  there
shall have been no Material Adverse Effect.

                           (b)  Conditions to  Obligations  of the Company.  The
Company's obligation to sell and issue the Additional Shares at the Second Closing is subject to the satisfaction on or prior to the Second Closing Date of the following conditions, any of which may be waived by the Company:

                                    (i) The  representations and warranties made
by the Investors in Section 5 hereof shall be true and correct in all material respects when made and as of the Second Closing Date with the same force and effect as if they had been made on and as of said date (except to the extent any such representation or warranty expressly speaks as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such specific date).

                                    (ii) The Company shall have obtained any and
all consents, permits, approvals, registrations and waivers necessary or appropriate for the purchase and sale of the Additional Shares and the consummation of the other transactions contemplated by the Transaction Documents to be consummated on or prior to the Second Closing Date, including, without limitation, any necessary stockholder consent, all of which shall be in full force and effect.

                                    (iii) No judgment,  writ, order, injunction,
award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated by the Transaction Documents.

                                    (iv) The Investors  shall have delivered the
Additional Purchase Price to the Company.

                  6.3 Termination of Obligations to Effect the Second Closing; Effects. The obligation of the Company, on the one hand, and the Investors, on the other hand, to effect the Second Closing shall terminate as follows:

                           (a) Upon the mutual  written  consent of the  Company
and the Investors;

                           (b) By the Company if any of the conditions set forth
in Section 6.2(b) shall have become incapable of fulfillment and shall not have been waived by the Company;

                           (c) By an Investor  (with  respect to itself only) if
any of the conditions set forth in Section 6.2(a) shall have become incapable of fulfillment and shall not have been waived by the Investor; or

                           (d) By  either  the  Company  or any  Investor  (with
respect to itself only) if the Second Closing has not occurred prior to the earlier of (i) October 31, 2007 and (ii) the seventh day following the satisfaction of the conditions set forth in Section 6.2;

provided, however, that, except in the case of clause (a) above, the party seeking to terminate its obligation to effect the Second Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement if such breach has resulted in the circumstances giving rise to such party's seeking to terminate its obligation to effect the Second Closing.

         7. Covenants and Agreements.

                  7.1 Proxy Statement. Within ten (10) days after the First Closing Date, the Company will prepare, distribute and file with the SEC a proxy statement to solicit the necessary stockholder approval to increase the number of shares of Common Stock authorized under the Company's Articles of Incorporation to 500,000,000 shares (as adjusted for stock splits, combinations or other similar transactions).

                  7.2 No Conflicting Agreements. The Company shall not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company's obligations under the Transaction Documents.

                  7.3 Insurance. The Company shall not materially reduce the insurance coverages described in Section 4.19.

                  7.4 Compliance with Laws. The Company shall comply in all material respects with all applicable laws, rules, regulations, orders and decrees of all governmental authorities.

                  7.5 Listing of Underlying Shares and Related Matters. The Company shall use commercially reasonable efforts to continue the eligibility and trading of its Common Stock on the OTC Bulletin Board and, in accordance, therewith, shall use commercially reasonable efforts to comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such market.

                  7.6 Termination of Covenants. The provisions of Sections 7.2 through 7.4 shall terminate and be of no further force and effect on the date on which the Company's obligations under the Rights Agreement to register or maintain the effectiveness of any registration covering the Registrable Securities (as such term is defined in the Rights Agreement) shall terminate.

                  7.7 Removal of Legends. Any legend referred to in Section 5.7 hereof stamped on a certificate evidencing the Shares or the Warrant Shares and the stock transfer instructions and record notations with respect to such Shares and Warrant Shares shall be removed and the Company shall issue a certificate without such legend to the holder of such Shares and/or Warrant Shares upon the written request of such holder if (i) a Registration Statement covering the resale of the Securities and Warrant Shares is effective under the Securities Act and such request includes a representation by the holder that the Shares or Warrant Shares at issue have been sold pursuant to such Registration Statement,
(ii) such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale or transfer of such securities may be made without registration under the Securities Act or (iii) such holder provides the Company with reasonable assurances in writing (which shall not include an opinion of counsel) that such securities can be sold pursuant to Section (k) of Rule 144 under the Securities Act. Following the receipt by the Company of such request for legend removal under clause (i) above, an opinion under clause (ii) above or reasonable assurances under clause
(iii) above, the Company shall, promptly following the receipt by the Company of a legended certificate representing such securities, deliver or cause to be delivered to such holder a certificate representing such securities that is free from all restrictive and other legends.

                  7.8 Termination of Registration Statements. The Company shall terminate registration statement nos. 333-134927, 333-134149 and 333-131281 filed with the SEC and withdraw registration statement no. 333-143021 filed with the SEC on or about November 30, 2007.

         8. Survival and Indemnification.

                  8.1 Survival. The representations, warranties, covenants and agreements contained in this Agreement shall survive until the date that is two years after the later of the First Closing Date and the Second Closing Date, except as otherwise expressly provided in this Agreement.

                  8.2 Indemnification. The Company agrees to indemnify and hold harmless each Investor and its Affiliates and their respective directors, officers, employees and agents and each person who controls an Investor within the meaning of the Securities Act from and against any and all actual losses, claims, damages, liabilities and expenses arising from an action by a third party (including without limitation reasonable attorneys' fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, "Losses") incurred by such Person as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents. Each Investor agrees, severally and not jointly, to indemnify and hold harmless the Company and its directors, officers, employees and agents from and against any and all Losses to incurred by such Person as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of such Investor under the Transaction Documents.

                  8.3 Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim within ten (10) Business Days after written notice thereof and employ counsel reasonably satisfactory to such Person or (c) in the reasonable judgment of any such Person, considering the advice of counsel, a conflict of interest exists between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation, but the omission so to deliver notice to the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one additional firm of attorneys at any time for all such indemnified parties. No indemnifying party shall, except with the consent of the indemnified party, which consent shall not be unreasonably withheld or delayed, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

         9. Miscellaneous.

                  9.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investors, as applicable, provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate (provided that such Affiliate shall not be a direct competitor of the Company in the medical device industry) acquiring some or all of its Shares or Warrant Shares after notice duly given by such Investor to the Company, provided that no such assignment or obligation shall affect the obligations of such Investor hereunder. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  9.2 Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile or PDF, which shall be deemed an original.

                  9.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  9.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by facsimile or electronic mail, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three (3) days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one (1) Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten (10) days' advance written notice to the other party:

                           If to the Company:

                                   Intraop Medical Corporation
                                   570 Del Rey Avenue
                                   Sunnyvale, CA 94085
                                   Attention:  Chief Financial Officer
                                   Facsimile:  (734) 503-6529

                           With a copy to:

                                   Hanson, Bridgett, Marcus, Vlahos & Rudy, LLP
                                   425 Market Street, 26th Floor
                                   San Francisco, CA  94105
                                   Attention:  David M. Pike
                                   Facsimile: (415) 541-9366

                           If to the Investors,  to the addresses  set forth  on
the Schedule of Purchasers, with a copy to:

                                   Cooley Godward Kronish LLP
                                   380 Interlocken Crescent, Suite 900
                                   Broomfield, CO 80021
                                   Attention:  Laura M. Medina
                                   Facsimile:  (720) 566-4099

                  9.5 Expenses. The parties hereto shall pay their own costs and expenses in connection herewith. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Transaction Documents, the party or parties that do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys' fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

                  9.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities and the Company.

                  9.7 Publicity. Except as set forth below, no public release or announcement concerning the transactions contemplated hereby shall be issued by the Company or the Investors without the prior consent of the Company (in the case of a release or announcement by the Investors) or the Investors (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld or delayed), except as such release or announcement may be required by law or the applicable rules or regulations of Nasdaq, the OTC Bulletin Board or the Securities Act. Notwithstanding the foregoing, not later than three (3) trading days immediately following the date hereof, the Company shall issue a press release disclosing the transactions contemplated by this Agreement. The Company will timely file a Current Report on Form 8-K describing the Transaction Documents and attaching the press release described in the foregoing sentence. In addition, the Company will make such other filings (including filing the Transaction Documents with the SEC) and notices in the manner and time required by the SEC, Nasdaq or the OTC Bulletin Board.

                  9.8 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

                  9.9 Entire Agreement. This Agreement, including the exhibits and the Disclosure Schedules, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

                  9.10 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

                  9.11 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of California located in Santa Clara County and the United States District Court for the Northern District of California for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.


                            (Signature pages follow)

                  IN WITNESS WHEREOF, the parties have executed this Common Stock and Warrant Purchase Agreement as of the date first above written.

The Company:                           INTRAOP MEDICAL CORPORATION



                                       By: /s/ Donald A. Goer
                                           -------------------------------------
                                       Name: Donald A. Goer
                                       Title: President and CEO

         IN WITNESS WHEREOF, the parties have executed this Common Stock and Warrant Purchase Agreement as of the date first above written.

The Investors:                         LACUNA VENTURE FUND LLLP

                                       By:   Lacuna Ventures GP LLLP
                                             Its General Partner


                                       By:   Lacuna, LLC
                                             Its General Partner


                                       By: /s/ JK Hullett
                                           -------------------------------------
                                              JK Hullett, Managing Director


                                       LACUNA HEDGE FUND LLLP


                                       By:   Lacuna Hedge GP LLLP
                                             Its General Partner


                                       By:   Lacuna, LLC
                                             Its General Partner


                                       By: /s/ JK Hullett
                                           -------------------------------------
                                              JK Hullett, Managing Director


                        [OTHER SIGNATURE PAGES TO FOLLOW]

                                       /s/ Robert W. Higgins
                                       -----------------------------------------
                                       Robert W. Higgins


                                       /s/ Oliver Janssen
                                       -----------------------------------------
                                       Oliver Janssen


                                       /s/ Victor Patrick Smith
                                       -----------------------------------------
                                       Victor Patrick Smith


                                       /s/ Andrew Jaffe
                                       -----------------------------------------
                                       Andrew Jaffe


                                       Dr. Clay and Mrs. Brenda  Cockerell,
                                       JTWROS


                                       By: /s/ Clay Cockerell
                                           -------------------------------------
                                              Clay Cockerell


                                       By: /s/ Brenda Cockerell
                                           -------------------------------------
                                              Brenda Cockerell


                                       /s/  Albert DeNittis
                                       -----------------------------------------
                                       Albert DeNittis


                                       PRECEPT CAPITAL MASTER FUND, G.P.



                                       By: /s/ D. Blair Baker
                                           -------------------------------------
                                       Name: D. Blair Baker
                                             -----------------------------------
                                       Its: Managing Member
                                            ------------------------------------

                                       ELLERPHUND VENTURES II, LP



                                       By: /s/ Ryan Ever
                                           -------------------------------------
                                       Name: Ryan Ever
                                             -----------------------------------
                                       Its: Managing Member
                                            ------------------------------------


                                       SANDOR CAPITAL MASTER FUND, L.P.



                                       By: /s/ John S. Lemak
                                           -------------------------------------
                                       Name: John S. Lemak
                                             -----------------------------------
                                       Its: Manager
                                            ------------------------------------


                                       VMG HOLDINGS II, LLC



                                       By: /s/ Gregory S. Koonsman
                                           -------------------------------------
                                       Name: Gregory S. Koonsman
                                             -----------------------------------
                                       Its: Principal
                                            ------------------------------------


                                       THE JOE AND BONNIE ANN BROWN
                                       2000 LIVING TRUST


                                       By: /s/ Jose Gervais
                                           -------------------------------------
                                           Jose Gervais, Trustee


                                       E.U. CAPITAL VENTURE, INC.


                                       By: /s/ Hans Morkner
                                           -------------------------------------
                                       Name: Hans Morkner
                                             -----------------------------------
                                       Its: Managing Director
                                            ------------------------------------

                             SCHEDULE OF PURCHASERS


                                                                    First Closing
                                                                    -------------
                                                                                 Cash          Shares
                                                                                 ----          ------
                                 Total Cash                        Shares       Purchase      Purchased
                                 ----------                        ------       --------      ---------
                                  Purchase      Cash Purchase    Purchased      Price to        from
                                  --------      -------------    ---------      --------        ----
                                  Price at       Price to the     from the      Existing      Existing
                                  --------       ------------     --------      --------      ---------
          Investors             First Closing       Company        Company      Investors     Investors    Warrants
          ---------             -------------       -------        -------      ---------     ---------    --------

Lacuna Venture Fund LLLP
c/o Lacuna LLC
1100 Spruce Street,
Suite 202
Boulder, CO  80302               $1,510,935.47   $1,127,701.94   12,599,269   $ 383,233.53    3,047,477    49,577,765

Lacuna Hedge Fund LLLP
c/o Lacuna LLC
1100 Spruce Street,
Suite 202
Boulder, CO  80302               $1,193,639.02   $  890,884.53    9,953,422   $ 302,754.49    2,407,506    39,166,435

Ellerphund Ventures II, LP
c/o Ellerphund Capital LP
2616 Hibernia
Dallas, TX  75204                $  528,827.42   $  394,695.68    4,409,744   $ 134,131.74    1,066,617    17,352,218

Sandor Capital Master
Fund, L.P.
c/o Sandor Advisors LLC
2828 Routh Street, Ste 500
Dallas, TX  75201                $  377,733.87   $  281,925.49    3,149,817   $  95,808.38      761,869    12,394,441

                                                    Second Closing
                                                    --------------



                                                   Shares
                                                   ------
                                 Cash Purchase    Purchased    Aggregate    Aggregate
                                 -------------    ---------    ---------    ---------
                                  Price to        from the     Purchase      Shares
                                  --------        --------     --------      ------
                                  the Company      Company       Price      Purchased
                                  -----------      -------       -----      ---------

Lacuna Venture Fund LLLP
c/o Lacuna LLC
1100 Spruce Street,
Suite 202
Boulder, CO  80302               $ 489,064.53    6,113,306   $2,000,000.00   71,337,817

Lacuna Hedge Fund LLLP
c/o Lacuna LLC
1100 Spruce Street,
Suite 202
Boulder, CO  80302               $ 386,360.98    4,829,512   $1,580,000.00   56,356,875

Ellerphund Ventures II, LP
c/o Ellerphund Capital LP
2616 Hibernia
Dallas, TX  75204                $ 171,172.58    2,139,657   $  700,000.00   24,968,236

Sandor Capital Master
Fund, L.P.
c/o Sandor Advisors LLC
2828 Routh Street, Ste 500
Dallas, TX  75201                $ 122,266.13    1,528,327   $  500,000.00   17,834,454

                                                                    First Closing
                                                                    -------------
                                                                                 Cash          Shares
                                                                                 ----          ------
                                 Total Cash                        Shares       Purchase      Purchased
                                 ----------                        ------       --------      ---------
                                  Purchase      Cash Purchase    Purchased     Price to        from
                                  --------      -------------    ---------     --------        ----
                                  Price at      Price to the      from the      Existing      Existing
                                  --------      ------------      --------      --------      ---------
          Investors             First Closing       Company        Company      Investors     Investors    Warrants
          ---------             -------------       -------        -------      ---------     ---------    --------

Precept Capital Master
Fund, G.P.
c/o Precept Capital
Management
200 Crescent Center,
Suite 1450
Dallas, TX  75201                $ 377,733.87    $ 281,925.49    3,149,817    $  95,808.38      761,869    12,394,441

VMG Holdings II, LLC
c/o VMG Health
Three Galleria Tower
13155 Noel Road, Ste 2400
Dallas, TX  75240                $ 423,061.93    $ 315,756.54    3,527,795    $ 107,305.39      853,293    13,881,775

Oliver Janssen
c/o Hultquist Capital
One Embarcadero Center
Suite 1140
San Francisco, CA  94111         $ 151,093.55    $ 112,770.20    1,259,927    $  38,323.35      304,748     4,957,777

The Joe and Bonnie Ann
Brown 2000 Living Trust
c/o Jose Gervais
1616 Paseo Del Mar
Palos Verdes Estates, CA
90274                            $ 113,320.16    $  84,577.65      944,945    $  28,742.51      228,561     3,718,332

                                                    Second Closing
                                                    --------------



                                                   Shares
                                                   ------
                                 Cash Purchase    Purchased    Aggregate    Aggregate
                                 -------------    ---------    ---------    ---------
                                  Price to        from the     Purchase      Shares
                                  --------        --------     --------      ------
                                  the Company      Company       Price      Purchased
                                  -----------      -------       -----      ---------

Precept Capital Master
Fund, G.P.
c/o Precept Capital
Management
200 Crescent Center,
Suite 1450
Dallas, TX  75201                $ 122,266.13    1,528,327   $ 500,000.00    17,834,454

VMG Holdings II, LLC
c/o VMG Health
Three Galleria Tower
13155 Noel Road, Ste 2400
Dallas, TX  75240                $ 136,938.07    1,711,726   $ 560,000.00    19,974,589

Oliver Janssen
c/o Hultquist Capital
One Embarcadero Center
Suite 1140
San Francisco, CA  94111         $  48,906.45      611,331   $ 200,000.00     7,133,783

The Joe and Bonnie Ann
Brown 2000 Living Trust
c/o Jose Gervais
1616 Paseo Del Mar
Palos Verdes Estates, CA
90274                            $  36,679.84      458,498   $ 150,000.00     5,350,336

                                                                    First Closing
                                                                    -------------
                                                                                 Cash          Shares
                                                                                 ----          ------
                                 Total Cash                        Shares       Purchase      Purchased
                                 ----------                        ------       --------      ---------
                                  Purchase      Cash Purchase    Purchased     Price to        from
                                  --------      -------------    ---------     --------        ----
                                  Price at      Price to the     from the      Existing      Existing
                                  --------      ------------     --------      --------      ---------
          Investors             First Closing       Company        Company      Investors     Investors    Warrants
          ---------             -------------       -------        -------      ---------     ---------    --------

Robert W Higgins
5601 Perugia Circle
San Jose, CA  95138              $  94,433.47     $  70,481.37     787,454    $  23,952.10      190,467    3,098,610

Victor Patrick Smith
40725 Encyclopedia Circle
Fremont, CA  94538               $  75,546.77     $  56,385.09     629,963    $  19,161.68      152,374    2,478,888

Andrew Jaffe
c/o Naples Center for
Dermatology
1015 Crosspointe Drive
Naples, FL  34110-0930           $  75,546.77     $  56,385.09     629,963    $  19,161.68      152,374    2,478,888

Dr. Clay and Mrs. Brenda
Cockerell, JTWROS
4312 Arcady Avenue
Dallas, TX  75205                $  18,886.69     $  14,096.27     157,491    $   4,790.42       38,093      619,722

E.U. Capital Venture, Inc.
c/o Hans Morkner
15720 Simoni Drive
San Jose, CA 95127               $  98,210.81     $  73,300.63     818,953    $  24,910.18      198,086    3,222,555

                                                    Second Closing
                                                    --------------



                                                   Shares
                                                   ------
                                 Cash Purchase    Purchased    Aggregate    Aggregate
                                 -------------    ---------    ---------    ---------
                                  Price to        from the     Purchase      Shares
                                  --------        --------     --------      ------
                                  the Company      Company       Price      Purchased
                                  -----------      -------       -----      ---------

Robert W Higgins
5601 Perugia Circle
San Jose, CA  95138              $  30,566.53      382,082    $ 125,000.00    4,458,613

Victor Patrick Smith
40725 Encyclopedia Circle
Fremont, CA  94538               $  24,453.23      305,665    $ 100,000.00    3,566,890
Andrew Jaffe
c/o Naples Center for
Dermatology
1015 Crosspointe Drive
Naples, FL  34110-0930           $  24,453.23      305,665    $ 100,000.00    3,566,890

Dr. Clay and Mrs. Brenda
Cockerell, JTWROS
4312 Arcady Avenue
Dallas, TX  75205                $   6,113.31       76,416    $  25,000.00      891,722

E.U. Capital Venture, Inc.
c/o Hans Morkner
15720 Simoni Drive
San Jose, CA 95127               $  31,789.19      397,365    $ 130,000.00    4,636,959

                                                                    First Closing
                                                                    -------------
                                                                                 Cash          Shares
                                                                                 ----          ------
                                 Total Cash                        Shares       Purchase      Purchased
                                 ----------                        ------       --------      ---------
                                  Purchase      Cash Purchase    Purchased     Price to        from
                                  --------      -------------    ---------     --------        ----
                                  Price at      Price to the      from the      Existing      Existing
                                  --------      ------------      --------      --------      ---------
          Investors             First Closing       Company        Company      Investors     Investors    Warrants
          ---------             -------------       -------        -------      ---------     ---------    --------

Albert DeNittis
c/o Radiation Oncology Dept.
The Lankenau Hospital
100 Lancaster Avenue
Wynnewood, PA  19096             $  7,554.68      $  5,638.51       62,996    $  1,916.17       15,237      247,889
                                 -----------      -----------       ------    -----------       ------      -------


            Totals             $5,046,524.48    $3,766,524.48   42,081,556  $1,280,000.00   10,178,571  165,589,736
            ------

                                                    Second Closing
                                                    --------------



                                                   Shares
                                                   ------
                                 Cash Purchase    Purchased    Aggregate    Aggregate
                                 -------------    ---------    ---------    ---------
                                  Price to        from the     Purchase      Shares
                                  --------        --------     --------      ------
                                  the Company      Company       Price      Purchased
                                  -----------      -------       -----      ---------

Albert DeNittis
c/o Radiation Oncology Dept.
The Lankenau Hospital
100 Lancaster Avenue
Wynnewood, PA  19096              $  2,445.32       30,567     $ 10,000.00      356,689
                                  -----------       ------     -----------      -------


                                $1,633,475.52   20,418,444   $6,680,000.00  238,268,307